EXHIBIT 32

                           CERTIFICATION OF PRESIDENT
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of remote knowledge, inc. (the "Company") for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Randy S. Bayne, Chief Executive Officer and Henry Houston, Chief Financial Officer of the Company, each do hereby certify, pursuant to and solely for the purpose of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Randy S. Bayne                              August 16, 2004
-----------------------------
     Randy S. Bayne
     Chief Executive Officer


/s/  Henry Houston                               August 16, 2004
-----------------------------
     Henry Houston
     Chief Financial Officer